SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K/A

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF

                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): JANUARY 30, 2002



                        THE ASHTON TECHNOLOGY GROUP, INC.
             (Exact name of registrant as specified in its charter)


         DELAWARE                      1-11747                 22-6650372
State or other jurisdiction          (Commission              (IRS Employer
     of incorporation)               File Number)           Identification No.)


1835 MARKET STREET, SUITE 420, PHILADELPHIA, PA            19103
   (Address of Principal Executive Offices)              (Zip Code)


       Registrant's telephone number, including area code: (215) 789-3300


                                 NOT APPLICABLE

          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 1(b).  CHANGE IN CONTROL OF REGISTRANT

          On February 4, 2002, The Ashton Technology Group, Inc., a Delaware corporation ("Ashton"), entered into a securities purchase agreement (the "Agreement") with OptiMark Innovations Inc. ("OptiMark"), an indirect majority-owned subsidiary of OptiMark Holdings, Inc. Pursuant to the Agreement, upon closing of the transaction Ashton has agreed to issue a number of shares of its common stock to OptiMark sufficient to ensure that after the closing OptiMark will own at least 80% of Ashton's outstanding common stock. OptiMark has agreed to pay Ashton consideration of approximately $7.3 million in cash and intellectual property and other non-cash assets valued, for purposes of the Agreement, at $20 million as consideration for the purchase of 633,443,600 shares of Ashton common stock. In addition, subject to the closing of the sale of Ashton's common stock to OptiMark Innovations pursuant to the Agreement, OptiMark Innovations has agreed to lend approximately $2.7 million to Ashton to be evidenced by a senior secured convertible note to be executed by Ashton in the amount of approximately $2.7 million in favor of OptiMark Innovations Inc. The principal amount of the senior secured note will be initially convertible into 55,344,360 shares of Ashton common stock.

          Closing of the transaction is contingent upon, among other things, shareholder approval of an amendment to Ashton's Certificate of Incorporation increasing the number of authorized shares of common stock and to define Ashton's interest and expectancy in specified business opportunities, completion of certain creditor negotiations, closing of a private equity investment in OptiMark, Optimark's satisfaction with its due diligence investigation of Ashton and installation of a new board of directors of Ashton reflective of OptiMark's ownership stake in Ashton.

         On January 30, 2002, Ashton and HK Weaver Group Limited entered into a Short-term Bridging Loan--Principal sum of US$ 500,000 (the "Bridge Loan") and a Share Mortgage evidencing Ashton's pledge of its ownership interest in Kingsway-ATG Asia Limited as security for the Bridge Loan.

         The description of the Agreement, the Bridge Loan and the Share Mortgage discussed above is not complete and is qualified in its entirety by reference to the actual Agreement, the Bridge Loan and the Share Mortgage which are incorporated by reference herein and made apart hereof, is filed with this Current Report on Form 8-K as exhibits 4.1, 4.2 and 4.3, respectively.

         Ashton issued a press release on February 5, 2002 announcing the signing of the Agreement as well as the Bridge Loan with HK Weaver Group Limited.

         A copy of the press release is filed with this Current Report on Form 8-K as Exhibit 99.1.


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

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

        (a)      Not Applicable
        (b)      Not Applicable
        (c)      Exhibits


   Exhibit
     No.                                  Description
     ---                                  -----------
     4.1 (1) Securities Purchase Agreement between The Ashton Technology Group, Inc. and OptiMark Innovations Inc., dated February 4, 2002.

     4.2 (1) Short-term Bridging Loan--Principal sum of US$ 500,000 between The Ashton Technology Group, Inc. and HK Weaver Group Limited, dated January 30, 2002.

     4.3 (1) Share Mortgage between The Ashton Technology Group, Inc. and HK Weaver Group Limited, dated January 30, 2002.

     99.1 (1) Press Release of The Ashton Technology Group, Inc. dated February 5, 2002.

---------------------
(1) Incorporated by reference to the Company's Form 8-K (date of earliest event reported December 31, 2001) filed with the Commission on February 11, 2002.

                                      -3-
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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:    March 15, 2002

                                        THE ASHTON TECHNOLOGY GROUP, INC.

                                        By: /s/ Jennifer Andrews
                                           ------------------------------------
                                              Name:   Jennifer Andrews
                                              Title:  Chief Financial Officer

                                  EXHIBIT INDEX


   Exhibit
     No.                                  Description
     ---                                  -----------

     4.1 (1) Securities Purchase Agreement between The Ashton Technology Group, Inc. and OptiMark Innovations Inc., dated February 4, 2002.

     4.2 (1) Short-term Bridging Loan--Principal sum of US$ 500,000 between The Ashton Technology Group, Inc. and HK Weaver Group Limited, dated January 30, 2002.

     4.3 (1) Share Mortgage between The Ashton Technology Group, Inc. and HK Weaver Group Limited, dated January 30, 2002.

     99.1 (1) Press Release of The Ashton Technology Group, Inc. dated February 5, 2002.

---------------------
(1) Incorporated by reference to the Company's Form 8-K (date of earliest event reported December 31, 2001) filed with the Commission on February 11, 2002.